UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 29, 2007

Date of Report (Date of earliest event reported)

BIOENVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18299	13-4025857
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 41st Floor, New York, NY 10154

(Address of principal executive offices) (Zip Code)

(212) 750-6700

(Registrant’s telephone number)

(not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into A Material Definitive Agreement.

On May 29, 2007, Bioenvision, Inc., a Delaware corporation (“Bioenvision”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Genzyme Corporation, a Massachusetts corporation (“Genzyme”), and Wichita Bio Corporation, a Delaware corporation and a wholly-owned subsidiary of Genzyme (the “Purchaser”), pursuant to which, among other things, the Purchaser will commence a tender offer for (i) all the outstanding shares of common stock of Bioenvision and (ii) all the outstanding shares of Series A Convertible Participating Preferred Stock of Bioenvision, subject to the terms and conditions of the Merger Agreement.

On May 29, 2007, Bioenvision and Genzyme issued a joint press release relating to the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

This Current Report on Form 8-K is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of Bioenvision stock. The Purchaser has not commenced the tender offer for shares of Bioenvision stock described in this communication. Upon commencement of the tender offer, the Purchaser will file with the Securities and Exchange Commission a tender offer statement on Schedule TO and related exhibits, including the offer to purchase, letter of transmittal, and other related documents. Following commencement of the tender offer, Bioenvision will file with the Securities and Exchange Commission a solicitation/recommendation statement on Schedule 14D-9.  Shareholders should read the offer to purchase and solicitation/recommendation statement and the tender offer statement on Schedule TO and related exhibits when such documents are filed and become available, as they will contain important information about the tender offer.  Shareholders can obtain these documents when they are filed and become available free of charge from the Securities and Exchange Commission’s website at www.sec.gov, or from Genzyme by directing a request to Genzyme, 500 Kendall Street, Cambridge, MA 02142, Attention: Sally Curley, Investor Relations, (617) 768-6140, or from Bioenvision, Inc., 345 Park Avenue, 41st Floor, New York, New York 10154, Attention: James Scibetta, chief financial officer.

In connection with the proposed transactions contemplated by the definitive agreement between Genzyme and Bioenvision, Bioenvision and its directors, executive officers and other employees may be deemed to be participants in any solicitation of Bioenvision stockholders in connection with such proposed transactions.  Information about Bioenvisions’s directors and executive officers is available in Bioenvision’s proxy statement for its 2006 annual meeting of stockholders, as filed with the SEC on October 20, 2006.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements  All statements included in this Current Report on Form 8-K concerning activities, events or developments that Bioenvision expects, believes or anticipates will or may occur in the future are forward-looking statements.  Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the risk that the tender offer will not close because of a failure to satisfy one or more of the closing conditions and that Bioenvision’s business will have been adversely impacted during the pendency of the tender offer.  Additional information on these and other risks, uncertainties and factors is included in Bioenvision’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit 99.1	Press Release, dated May 29, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bioenvision, Inc.

Date: May 29, 2007	By:	/s/ David P. Luci
		Name:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release, dated May 29, 2007.